Exhibit 10.1

                               Amendment A to the
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                        All American Semiconductor, Inc.
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                           Profit Sharing 401(k) Plan
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         WHEREAS, All American Semiconductor, Inc., a Delaware Corporation (the
"Employer") established the All American Semiconductor, Inc. Profit Sharing 401(k) Plan (the "Plan"), effective as of January 1, 1993; and

         WHEREAS, the Employer reserved the right to amend any option in the Adoption Agreement for the Plan in Section 15.2 thereof; and

                  WHEREAS, the Employer desires to amend the Adoption Agreement for the Plan to eliminate the Percentage Match Contribution and continue to allow for a Discretionary Match Contribution, effective January 1, 2002.

         NOW, THEREFORE, IN CONSIDERATION OF THE PREMISES, paragraphs (i) and
(ii) of Section 7(c) of the Adoption Agreement for the Plan are hereby amended, effective January 1, 2002, to read as follows:


      "[x]     (c)     Matching Employer Contribution :

               [ ]     (i)      Percentage Match: The Employer shall contribute
                                and allocate to each eligible Participant's account an amount equal to _____% of the amount contributed and allocated in accordance with paragraph 7(b) above and (if checked) ______% of [ ] the amount of Voluntary Contributions made in accordance with paragraph 4.1 of the Basic Plan Document #01. The Employer shall not match Participant Elective Deferrals as provided above in excess of $_____ or in excess of ____% of the Participant's Compensation or if applicable, Voluntary Contributions in excess of $______ or in excess of _____% of the Participant's Compensation. In no event will the match on both Elective Deferrals and Voluntary Contributions exceed a combined amount of $______ or ____%.


               [x]     (ii)     Discretionary Match: The Employer shall
                                contribute and allocate to each eligible
                                Participant's account a percentage of the
                                Participant's Elective Deferral contributed and
                                allocated in accordance with paragraph 7(b)
                                above. The Employer shall set such percentage
                                prior to the end of the Plan Year. The Employer
                                shall not match Participant Elective Deferrals
                                in excess of $_____ or in excess of 6   % of the
                                Participant's Compensation."        ----
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         Except as modified and amended above, the Plan shall remain in full force and effect.


         IN WITNESS WHEREOF, this Amendment A to the All American Semiconductor, Inc. Profit Sharing 401(k) Plan is hereby adopted this 2nd day of April, 2002.


Signed, sealed and delivered            EMPLOYER:
in the presence of:

/s/ Gail G. Bolden                      By: /s/ Howard L. Flanders
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                                            Its EVP & CFO
As to Employer


ACKNOWLEDGED BY PROTOTYPE PLAN SPONSOR:



By: /s/ Becky J. Carroll
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Title: Vice President
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